UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2024

SOUTHWEST AIRLINES CO.

(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 36611
Dallas, Texas	75235-1611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 792-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Common Stock Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)

On September 9, 2024, Gary C. Kelly, Executive Chairman of the Board of Directors (the “Board”) of Southwest Airlines Co. (the “Company”) notified the Company and the Board that he will not stand for re-election at the Company’s 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) and will retire from the Board and his office of Executive Chairman of the Board, effective immediately following the 2025 Annual Meeting.

On September 9, 2024, David W. Biegler, J. Veronica Biggins, Roy Blunt, William H. Cunningham, Thomas W. Gilligan, and Jill A. Soltau (the “Resigning Directors”) each submitted his or her resignation from the Board, effective immediately following the Company’s regularly scheduled fourth quarter Board meeting (currently scheduled for November 21, 2024).

In connection with the Resigning Directors’ resignations and in accordance with the Company’s Fourth Amended and Restated Bylaws, the Board decreased the size of the Board to nine members, effective upon the effectiveness of the Resigning Directors’ resignation. The Board further resolved to decrease the size of the Board to eight members, effective immediately following the 2025 Annual Meeting. However, as described in the press release issued by the Company (as described in Item 7.01 below), the Board anticipates appointing four new independent Directors in the near future. Accordingly, taking into account the Resigning Directors’ resignations and the anticipated appointments of four new Directors, the Company expects the size of the Board to be 13 following the regularly scheduled fourth quarter Board meeting and to be 12, effective immediately following the 2025 Annual Meeting.

None of the departures from the Board described herein are due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Item 7.01	Regulation FD Disclosure.

On September 10, 2024, the Company issued a press release announcing the next phase in the Board’s comprehensive refreshment plan that includes, among other things, the planned departures of seven members of the Board. The press release referenced a Letter to Shareholders from Mr. Kelly dated September 10, 2024. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

A copy of the Letter to Shareholders from Mr. Kelly dated September 10, 2024 is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Important Additional Information

The Company intends to file a proxy statement and a WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s next meeting of Shareholders (whether an Annual or Special Meeting of Shareholders (the “Shareholder Meeting”)). SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SHAREHOLDER MEETING. Shareholders will be able to obtain the Company’s proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.southwestairlinesinvestorrelations.com/financials/sec-filings.

Participant Information

The Company, each of its Directors (namely, Gary C. Kelly, Robert E. Jordan, William H. Cunningham, Ph.D., Lisa M. Atherton, David W. Biegler, J. Veronica Biggins, Roy Blunt, Douglas H. Brooks, Eduardo F. Conrado, Rakesh Gangwal, Thomas W. Gilligan, Ph.D., David P. Hess, Elaine Mendoza, Christopher P. Reynolds, and Jill A. Soltau) and one of its executive officers (namely, Tammy Romo, Chief Financial Officer) are deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s Shareholders in connection with the matters to be considered at the Shareholder Meeting.

Information about the compensation of our named executive officers and our non-employee Directors is set forth in the sections titled “Compensation of Executive Officers” and “Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders, filed on April 5, 2024 (the “2024 Definitive Proxy”), commencing on pages 28 and 64, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Management” in the Company’s 2024 Definitive Proxy on page 27 and is available here, and as updated in the filings referenced below. Supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC on May 2, 2024 for Mr. Kelly (available here); May 16, 2024 for Dr. Cunningham (available here); May 16, 2024 for Ms. Atherton (available here); May 16, 2024 for Mr. Biegler (available here); May 16, 2024 for Ms. Biggins (available here); May 16, 2024 for Mr. Blunt (available here); May 16, 2024 for Mr. Brooks (available here); May 16, 2024 for Mr. Conrado (available here); August 1, 2024 for Mr. Gangwal (available here); May 16, 2024 for Dr. Gilligan (available here); May 16, 2024 for Mr. Hess (available here); May 16, 2024 for Ms. Mendoza (available here); May 16, 2024 for Mr. Reynolds (available here); and May 16, 2024 for Ms. Soltau (available here). Such filings are available on the Company’s website at https://www.southwestairlinesinvestorrelations.com/financials/sec-filings or through the SEC’s website via the links referenced above. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section titled “Security Ownership of Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the Shareholder Meeting.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release of Southwest Airlines Co., dated September 10, 2024

99.2	Letter to Shareholders from Gary Kelly, dated September 10, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

September 10, 2024	By:	/s/ Tammy Romo
Tammy Romo
Executive Vice President & Chief Financial Officer (Principal Financial and Accounting Officer)